UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3445

The Merger Fund
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Frederick W. Green
The Merger Fund
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.

THE
MERGER
FUND®

ANNUAL REPORT

SEPTEMBER 30, 2006

November 14, 2006
Dear Fellow Shareholder:

As previously reported, The Merger Fund¨ showed a gain of 7.1% in its fiscal year ended September 30. M&A activity involving publicly traded companies in North America and Europe ran at robust levels throughout the period and, for the most part, we were able to translate these arbitrage opportunities into profitable investments for the Fund. More specifically, of the 194 mergers, takeovers and other corporate reorganizations in which we held positions during fiscal 2006, 183 deals proceeded more or less as expected, while 11 transactions were either called off in the "pre-deal" negotiating stage or terminated after the signing of a definitive merger agreement. Of these 11 failed deals, only eight reduced the Fund’s NAV by one cent or more. On the whole, arbitrage spreads-the potential profit to be made in any given transaction-were adequate relative to the risks involved, although the Fund was occasionally presented with compelling investment opportunities offering unusually favorable risk-reward ratios. Such situations sometimes develop when institutional holders of a stock that has risen sharply on takeover news decide to take profits and temporarily flood the market with more shares than arbitrageurs have the capacity to buy. Deal spreads, in other words, can be importantly influenced by the actions of conventional investors, whose assets under management dwarf those of the arbitrage community.

As is customary in these annual reports, we have included a series of charts which reflect the nature of the arbitrage situations in which the Fund has recently invested. Chart 1 shows that as of September 30, friendly transactions represented about 94% of the dollar value of our long positions, while unsolicited, or hostile, takeover attempts accounted for roughly 6%. The latter figure, which is up from just 2% a year earlier, is evidence of slightly more aggressive behavior on the part of would-be acquirers. Nevertheless, hostile deals continue to represent a relatively small percentage of total M&A activity. In an era of poison pills, staggered boards and target-friendly state takeover laws, the "just say no" defense is alive and well. Only highly committed buyers willing and able to engage in a long, hard slog should even think about going hostile. And even if the target company eventually throws in the towel and enters into an acquisition agreement, the agreed-upon deal may be with a third party acting as a white knight, not the original bidder. When it comes to hostile takeover attempts, the warning "Don’t try this at home" may be good advice for most corporate boards.

Chart 2 shows that approximately 76% of the acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-whose objective in doing the transaction is to enhance shareholder value on a longer-term basis. The rest are financial, or going-private, deals in which an investor group that normally includes the target’s management uses large amounts of borrowed money to buy out the public shareholders. In most cases, the goal in such highly leveraged transactions is to pay down debt over a few years’ time and then either sell or IPO the company at a price that yields a sizable profit for the buyout group. At the end of September financial deals represented about 24% of our arbitrage investments, up from 12% a year earlier and the highest level since the Fund’s inception in 1989. Going-private transactions account for a much higher percentage of M&A activity in part because institutional investors have poured record amounts of money into private-equity funds, money that needs to be invested, not hoarded. Debt financing for LBOs is also both readily available and relatively cheap. At the same time, a growing number of senior executives see going-private deals as a way to leave behind the regulatory burdens and media scrutiny that come with public ownership. The prospect of becoming extremely wealthy if their LBOs work out is another reason for managers to be receptive when private-equity firms come calling. Finally, strategic buyers, who would be expected to realize greater acquisition synergies than their private-equity counterparts, are often constrained from bidding against PE shops by more conservative business models.

From an arbitrage standpoint, our historical preference for investing in strategic transactions over LBOs has been tempered by the fact that, thanks to fewer financing contingencies and more tightly written merger agreements, most of today’s going-private deals appear to be less accident-prone. We also take comfort from the increasingly "strategic" nature of LBO activity, with many private-equity firms making serial acquisitions in the same industry, acquisitions that offer synergies comparable to those enjoyed by corporate buyers.

Chart 3 shows the type of merger consideration to be received by the selling company’s shareholders in transactions in which The Merger Fund¨ held positions at the end of September. This year’s chart shows that when it comes to deal-making, cash is still king. Mergers and acquisitions involving at least some cash make up 83% of the Fund’s portfolio, while all-stock combinations account for just 14%, about the same as last year. Three years ago all-stock deals represented one-third of our investments. The increasing number of going-private transactions, which are structured as all-cash takeovers, is one factor at work here. Another is that corporate balance sheets continue to be bulging with cash. Not only are cash deals typically more accretive to the buyer’s bottom line than stock deals, but by using their cash for acquisitions, publicly traded companies can make themselves less of a target for activist investors demanding large stock buybacks, special dividends or, even worse, an outright sale. And for acquisition-minded companies whose balance sheets are not cash-heavy, the debt markets are more than accommodating. It’s also the case that many buyers continue to view their own shares as undervalued and are reluctant to use them as an acquisition currency.

We have often explained that cash transactions are neither more nor less attractive to us than stock-based deals; other considerations are much more important when we evaluate potential arbitrage opportunities for the Fund. Deal terms do, however, affect our hedging strategies, some of which are designed to protect against market-related risk in stock-for-stock takeovers, whose value can fluctuate with changes in the buyer’s stock price. The use of such hedges is one reason why the month-to-month variability of the Fund’s returns tends to be so low compared to other equity-oriented mutual funds.

Chart 4 shows our investments grouped by economic sector. Reflecting a spate of mergers involving real estate companies, the financial services sector has regained the top spot this year, accounting for 25% of the portfolio. M&A activity in the oil patch has been another major source of arbitrage opportunities for us, with energy stocks representing 22% of the Fund’s investments, up from only 7% a year earlier. Investment bankers specializing in technology have also been busy lately, and 11% of our holdings fall into this category. The rest of the Fund’s positions are well diversified across eight other economic sectors. It’s important to note that we don’t target particular sectors for investment; we go where the deals are. Having said that, however, we do attempt to diversify our investments by industry group in order to make the Fund less vulnerable to systemic risk, or the risk that unexpected industry-specific events could adversely impact a number of pending deals at the same time. Making our job easier in this regard is the fact that most merger agreements now include language that severely limits the acquirer’s right to abandon the transaction due to a "material adverse change" at the target company if such change results from economic or regulatory developments similarly affecting other companies in the same industry. Checking out the fine print in merger agreements is an important part of what we do.

Chart 5 shows the Fund’s arbitrage investments grouped by the geographic region in which the target company is domiciled. At the end of fiscal 2006 a little over 83% of the deals in our portfolio involved U.S.-based targets, while target companies located in Canada and Europe accounted for 5% and 11% of the Fund’s investments, respectively. This chart, which like all of the others in this report represents a snapshot in time, understates the importance of European deal-making to the Fund’s investment activity over the past 12 months. At one point earlier in the year European-based targets accounted for over 30% of our arbitrage holdings, and a number of these positions were among the Fund’s best-performing investments in fiscal 2006. It’s not always easy to research deals that may be impacted by political, regulatory and corporate-governance systems that are less shareholder-friendly than those in the U.S., but we’ve been investing globally for a long time and understand the attendant risks. With respect to a foreign takeover situation, if we sense that we’re not operating on a level playing field with the locals, we won’t stay in the game.

Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1991. M&A volume rose 15% during the Fund’s fiscal year ended September but remains well below the levels seen in the 1998-2000 period. Absent some external shock to the financial markets, the same factors that have contributed to the upturn in deal-making over the past few years should continue to support a healthy level of merger activity going forward. Those factors include a stable economy and favorable credit-market conditions; investor pressure on corporate managements to boost top-line growth and lower costs, objectives that are often best achieved through synergistic acquisitions; a buying spree by cash-rich private-equity funds; increased shareholder activism, which often finds the target resorting to some type of corporate reorganization; the dismantling of nationalistic barriers to cross-border deals in Europe; globalization and the need to create world-class companies; Wall Street’s growing willingness to give strategic buyers the benefit of the doubt when they make takeover announcements, as evidenced by the post-announcement performance of their shares; and a return of confidence to corporate boardrooms. Recent changes in the composition of the House and Senate could result in either more or less M&A activity in certain industries, but political factors seem unlikely to have a major impact on overall merger volume. On balance, we anticipate that The Merger Fund® will enjoy a favorable investment environment in the year ahead.

Sincerely,

Frederick W. Green
President

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

* Data as of September 30, 2006

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

* Data as of September 30, 2006

Chart 6

MERGER ACTIVITY
1991 - 2006

Source: Securities Data Corp.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND THE S&P 500

		Average
		Annual Total Return
	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund	7.10%	4.97%	3.46%	7.12%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on September 30, 1996. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund
EXPENSE EXAMPLE
September 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 for the period 04/01/06 - 9/30/06.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/06	Value 9/30/06	Period 4/1/06-9/30/06*
Actual + (1)	$1,000.00	$1,044.50	$9.58
Hypothetical ++ (2)	$1,000.00	$1,015.69	$9.45

+	Excluding dividends on short positions and interest expense, your actual cost of investment in the Fund would be $6.97.
++	Excluding dividends on short positions and interest expense, your hypothetical cost of investment in the Fund would be $6.88.
(1)	Ending account values and expenses paid during period based on a 4.45% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Merger Fund
SCHEDULE OF INVESTMENTS
September 30, 2006

Shares		Value
	COMMON STOCKS — 93.44%
	ADVERTISING SERVICES — 0.98%
537,503	PagesJaunes Groupe SA	$15,267,454
	AGRICULTURAL GENOMICS — 2.25%
867,425	Delta & Pine Land Company(b)	35,130,713
	AUDIO & VIDEO EQUIPMENT — 0.08%
249,457	IMAX Corporation(a)	1,219,845
	BANKING — 6.40%
324,400	Commercial Capital Bancorp, Inc.	5,170,936
1,438,500	North Fork Bancorporation, Inc.	41,198,640
1,214,678	SanPaolo IMI S.p.A	25,619,431
730,512	Texas Regional Bancshares, Inc. — Class A	28,088,186
		100,077,193
	BROADCASTING — 3.37%
841,200	Lin TV Corp — Class A(a)	6,544,536
1,343,800	Univision Communications, Inc.(a)(c)	46,146,092
		52,690,628
	BROKERAGE SERVICES — 1.55%
4,773,944	Instinet Group Incorporated(a)(g)	24,290,304
	CABLE TV — 0.46%
194,950	Liberty Media - Interactive A(a)	3,973,081
38,990	Liberty Media Holdings - Cap. Series A(a)	3,258,394
		7,231,475
	CHICKEN PRODUCTION & PROCESSING — 1.32%
991,123	Gold Kist, Inc.(a)(e)	20,655,003
	COMMERCIAL VEHICLES — 0.43%
113,000	Scania AB	6,738,536
	COMPUTER SOFTWARE & SERVICES — 3.82%
104,600	FileNET Corporation(a)	3,643,218
450,000	Internet Security Systems, Inc.(a)	12,492,000
816,100	Mercury Interactive Corporation(a)(b)	42,053,633
9,200	MRO Software, Inc.(a)	236,164
31,300	The Reynolds and Reynolds Company	1,236,663
		59,661,678
	FOODSERVICE — 1.85%
880,300	ARAMARK Corporation(e)	28,926,658
See notes to the financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

Shares		Value
	HEALTHCARE INFORMATION SERVICES — 0.60%
647,443	Emdeon Corporation(a)	$7,581,558
54,350	WebMD Health Corp.(a)(b)	1,866,379
		9,447,937
	HOSPITALS AND NURSING HOMES — 2.85%
893,600	HCA, Inc.(e)	44,581,704
	IDENTIFICATION SYSTEMS — 0.08%
87,700	Symbol Technologies, Inc.(d)	1,303,222
	INSURANCE — 2.27%
521,025	AmerUs Group Co.(b)	35,434,910
	INTEGRATED GAS & ELECTRIC COMPANIES — 6.85%
688,450	Constellation Energy Group(b)	40,756,240
295,000	Duquesne Light Holdings, Inc.	5,799,700
299,600	Endesa, S.A.(a)	12,745,945
604,500	KeySpan Corporation	24,869,130
373,600	Public Service Enterprise Group, Inc.(d)	22,860,584
		107,031,599
	MEDICAL PRODUCTS — 0.46%
1,147,468	Encore Medical Corporation(a)	7,229,048
	METALS & MINING — 2.03%
415,250	Inco Limited	31,671,118
	OIL & GAS EXPLORATION & PRODUCTION — 3.90%
1,448,100	Energy Partners Ltd.(a)(d)	35,695,665
622,700	Stone Energy Corporation(a)(d)	25,206,896
		60,902,561
	OIL REFINING & MARKETING — 1.16%
222,400	Giant Industries, Inc.(a)(e)	18,058,880
	OILFIELD EQUIPMENT & SERVICES — 7.10%
505,725	Maverick Tube Corporation(a)	32,786,152
445,500	NS Group, Inc.(a)	28,757,025
751,400	Veritas DGC, Inc.(a)(d)	49,457,148
		111,000,325
	PHARMACEUTICALS — 2.87%
48,211	Serono SA	41,639,314
150,525	Serono SA — ADR	3,234,782
		44,874,096
See notes to the financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

Shares		Value
	PIPELINES — 3.42%
509,530	Kinder Morgan, Inc.(e)	$53,424,221
	REAL ESTATE DEVELOPMENT & MANAGEMENT — 2.39%
290,900	Trizec Canada, Inc.	8,991,809
980,500	Trizec Properties, Inc.	28,346,255
		37,338,064
	REAL ESTATE INVESTMENT TRUSTS — 5.61%
95,800	Heritage Property Investment Trust	3,492,868
351,250	Pan Pacific Retail Properties, Inc.	24,383,775
809,861	Reckson Associates Realty Corporation	34,662,051
1,789,600	Saxon Capital Inc.	25,125,984
		87,664,678
	SAVINGS & LOANS — 3.03%
613,022	Golden West Financial Corporation(b)	47,355,950
	SEMICONDUCTORS — 6.45%
1,750,500	ATI Technologies, Inc.(a)(e)	37,548,225
1,663,000	Freescale Semiconductor, Inc.(a)(d)	63,277,150
		100,825,375
	SPECIALTY RETAILING — 4.07%
640,700	Michaels Stores, Inc.	27,896,078
1,246,500	Petco Animal Supplies, Inc.(a)	35,699,760
		63,595,838
	STOCK EXCHANGES — 1.92%
276,969	Euronext NV	26,920,371
42,200	NYSE Group Inc.(a)(b)(g)	3,093,682
		30,014,053
	TELECOMMUNICATION EQUIPMENT — 1.31%
8,742,100	Lucent Technologies, Inc.(a)	20,456,514
	TELEPHONY — 10.17%
1,312,800	BellSouth Corporation(b)	56,122,200
1,359,357	Portugal Telecom, SGPS, S.A.	16,978,819
4,450,698	Price Communications Corporation(a)(b)(f)	85,898,471
		158,999,490
	TITLE INSURANCE — 2.39%
897,900	Fidelity National Financial, Inc.(b)	37,397,535
	TOTAL COMMON STOCKS (Cost $1,425,593,490)	1,460,496,605
See notes to the financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

Contracts (100 shares per contract)		Value
PUT OPTIONS PURCHASED — 0.11%
92	AMEX Natural Gas Index
	Expiration: October, 2006, Exercise Price: $460.00	$443,164
165	Energy Select Sector SPDR Fund
	Expiration: October, 2006, Exercise Price: $60.00	108,075
592	iShares Dow Jones Real Estate Index Fund
	Expiration: October, 2006, Exercise Price: $80.00	173,160
	Pilgrim’s Pride
1,049	Expiration: October, 2006, Exercise Price: $20.00	5,245
150	Expiration: October, 2006, Exercise Price: $22.50	1,500
65	Retail HOLDRs Trust
	Expiration: October, 2006, Exercise Price: $110.00	84,175
937	Semiconductor HOLDRs Trust
	Expiration: November, 2006, Exercise Price: $32.50	60,905
3,647	Tyson Foods
	Expiration: October, 2006, Exercise Price: $12.50	18,235
3,900	Utilities Select Sector SPDR
	Expiration: October, 2006, Exercise Price: $36.00	789,750
	TOTAL PURCHASED OPTIONS (Cost $1,959,328)	1,684,209
Principal Amount
	CORPORATE BONDS — 0.83%
$1,500,000	Energy Partners Ltd.
	8.750%, 08/01/2010	1,545,000
4,825,000	Brookstone Co, Inc.
	12.000%, 10/15/2012	4,366,625
8,635,000	Toys "R" Us, Inc.
	7.875%, 04/15/2013	7,037,525
	TOTAL CORPORATE BONDS (Cost $14,410,364)	12,949,150
	TAX ESCROW NOTES — 0.09%
2,244,534	NextWave Wireless LLC Secured Note(a)	1,481,392
	TOTAL TAX ESCROW NOTES (Cost $1,234,494)	1,481,392

SHORT TERM INVESTMENTS — 4.93%
	U.S. GOVERNMENT AGENCY ISSUES — 0.71%
11,000,000	Federal Home Loan Bank
	5.200%, 10/02/2006	10,995,921
See notes to the financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

Principal Amount		Value
	VARIABLE RATE DEMAND NOTES— 4.22%
$38,279,949	American Family Financial Services, Inc., 4.943%	$38,279,949
17,995,663	U.S. Bank, 5.074%	17,995,663
9,736,713	Wisconsin Corporate Central Credit Union, 4.994%	9,736,713
		66,012,325
	TOTAL SHORT TERM INVESTMENTS (Cost $77,008,246)	77,008,246
	TOTAL INVESTMENTS (Cost $1,520,205,922)	$1,553,619,602

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	All or a portion of the shares have been committed as collateral for open short options.
(c)	All or a portion of the shares have been committed as collateral for equity swap contracts.
(d)	All or a portion of the shares have been committed as collateral for written option contracts.
(e)	All or a portion of the shares have been committed as collateral for foreign currency contracts.
(f)	Affiliated company. See Note 12 in Notes to the Financial Statements.
(g)	Fair-valued security.
See notes to the financial statements.

The Merger Fund
SCHEDULE OF SECURITIES SOLD SHORT
September 30, 2006

Shares		Value
390,040	Advanced Micro Devices, Inc.	$9,692,494
1,674,000	Alcatel SA — ADR	20,389,320
1,739,950	AT&T Inc.	56,652,772
3,783,756	Banca Intesa SpA	24,877,664
318,976	Capital One Financial Corporation	25,090,652
28,375	Cie Generale de Geophysique SA	4,381,101
5,000	Cie Generale de Geophysique SA — ADR	154,400
19,151	Expedia, Inc.	300,288
493,050	Fidelity National Information Services	18,242,850
964,530	Fidelity National Title Group, Inc.	20,216,549
636,575	FPL Group, Inc.	28,645,875
19,151	IAC/InterActiveCorp	550,783
15,700	Kimco Realty Corporation	673,059
17,050	MAN AG	1,442,940
142,259	News Corporation — Class B	2,936,226
313,530	NYSE Group Inc.	22,984,884
83,875	SL Green Realty Corp.	9,368,838
2,314,980	Verizon Communications	85,955,207
644,554	Wachovia Corporation	35,966,113
135,260	WebMD Health Corp.	4,644,828
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $347,542,028)	$373,166,843

ADR - American Depository Receipt
See notes to the financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
September 30, 2006

Contracts (100 shares per contract)		Value
CALL OPTIONS
	Energy Partners Ltd.
8,518	Expiration: October, 2006, Exercise Price: $22.50	$1,959,140
4,474	Expiration: October, 2006, Exercise Price: $25.00	156,590
1,489	Expiration: November, 2006, Exercise Price: $25.00	104,230
	Freescale Semiconductor, Inc.
6,397	Expiration: October, 2006, Exercise Price: $35.00	2,079,025
1,729	Expiration: October, 2006, Exercise Price: $40.00	8,645
3,500	Expiration: December, 2006, Exercise Price: $40.00	61,250
107	Kerr-McGee Corporation
	Expiration: October, 2006, Exercise Price: $70.00	5,350
3,736	Public Service Enterprise Group, Inc.
	Expiration: October, 2006, Exercise Price: $60.00	784,560
6,227	Stone Energy Corporation
	Expiration: October, 2006, Exercise Price: $40.00	934,050
877	Symbol Technologies, Inc.
	Expiration: November, 2006, Exercise Price: $12.50	206,972
	Veritas DGC, Inc.
250	Expiration: October, 2006, Exercise Price: $60.00	152,500
5,306	Expiration: October, 2006, Exercise Price: $65.00	1,034,670
	TOTAL OPTIONS WRITTEN
	(Premiums received $10,178,540)	$7,486,982
See notes to the financial statements.

The Merger Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006

ASSETS:
Investments, at value
Unaffiliated issuers (cost $1,453,164,152)		$1,467,721,131
Affiliated issuers (cost $67,041,770)		85,898,471
Cash		236,780
Deposit at brokers for short sales		71,595,160
Receivable from brokers for proceeds on securities sold short		337,058,674
Receivable for investments sold		65,799,156
Receivable for written options		962,328
Receivable for fund shares issued		4,774,648
Receivable for forward currency exchange contracts		516,925
Dividends and interest receivable		1,459,412
Receivable for equity swap contracts		1,859,633
Prepaid expenses		92,662
Total Assets		2,037,974,980
LIABILITIES:
Securities sold short, at value (proceeds of $347,542,028)	$373,166,843
Options written, at value (premiums received $10,178,540)	7,486,982
Payable on short positions	298,316
Payable for investment securities purchased	88,696,732
Payable for fund shares redeemed	2,162,429
Investment advisory fee payable	1,261,608
Distribution fees payable	465,712
Accrued expenses and other liabilities	1,391,290
Total Liabilities		474,929,912
NET ASSETS		$1,563,045,068
NET ASSETS Consist Of:
Accumulated undistributed net investment income		$10,940,346
Accumulated undistributed net realized gain on investments sold, foreign currency translation, forward currency exchange contracts, securities
sold short, equity swap contracts, and written option contracts expired or closed		(8,843,792)
Net unrealized appreciation (depreciation) on:
Investments	$33,413,680
Securities sold short	(25,624,815)
Written option contracts	2,691,558
Equity swap contracts	(1,430,047)
Foreign currency translation	(63)
Forward currency exchange contracts	516,925
Net unrealized appreciation		9,567,238
Paid-in capital		1,551,381,276
Total Net Assets		$1,563,045,068
NET ASSET VALUE, offering price and redemption price per share
($1,563,045,068 / 97,999,772 shares of beneficial interest outstanding)		$15.95
See notes to the financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest		$20,541,327
Dividend income on long positions
(net of foreign withholding taxes of $337,130)		14,371,930
Total investment income		34,913,257
EXPENSES:
Investment advisory fee	$13,858,870
Distribution fees	2,893,766
Transfer agent and shareholder servicing agent fees	213,959
Federal and state registration fees	90,317
Professional fees	264,528
Trustees’ fees and expenses	52,404
Custody fees	329,112
Administration fee	598,466
Fund accounting expense	183,539
Reports to shareholders	278,125
Dividends on short positions (net of foreign withholding taxes of $51,264)	6,044,743
Interest	3,897,986
Other	189,193
Total expenses before expense reimbursement by advisor		28,895,008
Expense reimbursement by advisor		(3,301)
Net expenses		28,891,707
NET INVESTMENT INCOME		6,021,550
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments in unaffiliated issuers	28,651,072
Investments in affiliated issuers	(8,188,868)
Securities sold short	(1,873,240)
Written option contracts expired or closed	21,266,230
Equity swap contracts	18,625,199
Foreign currency translation	1,278,862
Forward currency exchange contracts	3,276,198
Net realized gain		63,035,453
Change in unrealized appreciation / depreciation on:
Investments	43,118,139
Securities sold short	(17,740,546)
Written option contracts	(3,041,359)
Equity swap contracts	(849,191)
Foreign currency translation	540
Forward currency exchange contracts	71,805
Net unrealized gain		21,559,388
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		84,594,841
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		$90,616,391
See notes to the financial statements.

The Merger Fund
STATEMENT OF CASH FLOWS
For the Year Ended September 30, 2006

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of capital shares	$697,120,869
Repurchases of capital shares	(706,903,458)
Net change in receivables / payables related
to capital share transactions	(2,287,155)
Cash provided by capital share transactions	(12,069,744)
Cash used by borrowings	(334,095,000)
Distributions paid in cash*	(2,463,350)
		$(348,628,094)
CASH PROVIDED (USED) BY OPERATIONS:
Purchases of investments:
Long Transactions	(4,865,035,454)
Short Transactions	(921,492,939)
Written Options	(23,632,751)
Foreign Currencies	(238,239,501)
Forward Contracts	(1,680,532,317)
Total	(7,728,932,962)
Proceeds from sales of investments:
Long Transactions	5,121,674,691
Short Transactions	922,386,853
Written Options	34,449,446
Foreign Currencies	244,075,507
Forward Contracts	1,729,320,168
Equity Swaps	17,776,008
Total	8,069,682,673
Net purchases and sales of investments	340,749,711
Decrease in deposit at brokers for short sales	(2,761,660)
Net investment income	6,021,550
Net change in receivables / payables related to operations	7,117,442
	10,377,332
		351,127,043
Net increase in cash		2,498,949
Cash, beginning of year		(2,262,169)
Cash, end of year		$236,780
* Non-cash financing activities include reinvestment of dividends of	$68,036,847

Supplemental Information:
Cash paid for interest on loan outstanding	$4,364,911
See notes to the financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2006	September 30, 2005

Net investment income (loss)	$6,021,550	$(5,524,327)
Net realized gain on investments, securities sold short,
written option contracts expired or closed, equity swap
contracts, foreign currency translation and forward currency
exchange contracts	63,035,453	84,396,754
Change in unrealized appreciation / depreciation on
investments, securities sold short, written option
contracts, equity swap contracts, foreign currency
translation and forward currency exchange contracts	21,559,388	11,038,149
Net increase in net assets resulting from operations	90,616,391	89,910,576
Distributions to shareholders from:
Net investment income	(743,486)	(221,569)
Net realized gains	(69,756,711)	(21,282,185)
Total dividends and distributions	(70,500,197)	(21,503,754)
Net increase (decrease) in net assets from capital
share transactions (Note 4)	58,254,258	(265,013,374)
Net increase (decrease) in net assets	78,370,452	(196,606,552)

NET ASSETS:
Beginning of year	1,484,674,616	1,681,281,168
End of year (including accumulated undistributed net
investment income (loss) of $10,940,346 and
($5,495,315) respectively)	$1,563,045,068	$1,484,674,616
See notes to the financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	Sept. 30,	Sept. 30,		Sept. 30,		Sept. 30,	Sept. 30,
	2006	2005		2004		2003	2002

Net Asset Value, beginning of year	$15.78	$15.10		$14.84		$13.46	$15.74

Income from investment operations:
Net investment income (loss)(1)	0.06 (2)	(0.06	)(2)	(0.08	)(3)	0.05 (2)	0.22 (3)
Net realized and unrealized
gain (loss) on investments	0.99	0.94		0.38		1.53	(1.44)
Total from investment operations	1.05	0.88		0.30		1.58	(1.22)
Redemption fees	0.00 (5)	0.00	(5)	0.00	(5)	—	—

Less distributions:
Dividends from net investment income	(0.01)	0.00	(5)	(0.04)		(0.20)	(0.21)
Distributions from net realized gains	(0.87)	(0.20)		—		—	(0.85)
Total distributions	(0.88)	(0.20)		(0.04)		(0.20)	(1.06)
Net Asset Value, end of year	$15.95	$15.78		$15.10		$14.84	$13.46

Total Return	7.10%	5.88%		1.99%		11.88%	(8.39)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,563,045	$1,484,675		$1,681,281		$1,149,990	$853,957
Ratio of operating expenses
to average net assets	2.08%	1.77%		1.87%		1.86%	1.60%
Ratio of interest expense and
dividends on short positions to
average net assets	0.71%	0.41%		0.50%		0.49%	0.22%
Ratio of operating expense to
average net assets excluding
interest expense and dividends
on short positions(6)	1.37%	1.36%		1.37%		1.37%	1.38%
Ratio of net investment income
to average net assets(6)	0.43%	(0.35)%		(0.68)%		0.22%	1.31%
Portfolio turnover rate(4)	369.47%	312.04%		256.88%		309.18%	258.37%
______________
Footnotes To Financial Highlights On Following Page

See notes to the financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)
Net investment income before interest expense and dividends on short positions for the years ended September 30, 2006, 2005, 2004, 2003 and 2002, was $0.18, $0.01, $0.00, $0.01 and $0.16, respectively.

(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(4)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.
(5)	Amount less than $0.005 per share.
(6)	Ratio was not impacted by the expense waiver.
See notes to the financial statements.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2006

Note 1 — ORGANIZATION

The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund’s fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund’s investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A.    Investment Valuation
Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other listed securities are valued at the last sales price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sales price. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein) reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser. When fair-valued pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. At September 30, 2006 fair-valued long securities represented 1.76% of investments, at value. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B.    Short Positions
The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.    Transactions with Brokers for Short Sales
The Fund’s receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D.    Federal Income Taxes
No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

E.    Written Option Accounting
The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F.    Purchased Option Accounting
The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G.    Forward Currency Exchange Contracts
The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H.    Distributions to Shareholders
Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at September 30, 2006. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund decreased accumulated net investment loss by $6,104,311, reduced realized accumulated gains by $13,112,241, and increased paid-in capital by $7,007,930. The Fund may utilize earnings and profits deemed distributed to shareholders on redemption of shares as part of the dividends-paid deduction.

I.    Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.    Foreign Securities
Investing in securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K.    Foreign Currency Translations
The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.    When-Issued Securities
The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M.    Cash Equivalents
The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in the investments on the Statement of Assets and Liabilities.

N.    Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O.    Other
Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $10,048,368 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. Effective August 1, 2004, the Adviser agreed to waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion. When net assets of the Fund exceed $2 billion, the Adviser has agreed to waive 0.20% of its fee. Investment adviser fees waived by the Adviser for the year ended September 30, 2006 were $3,301. Certain officers of the Fund are also officers of the Adviser.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2006		September 30, 2005
	Shares	Amount	Shares	Amount
Issued	45,422,154	$697,120,869	20,234,535	$312,111,072
Issued as reinvestment
of dividends	4,637,847	68,036,847	1,355,022	20,840,244
Redemption fee	—	65,213	—	44,851
Redeemed	(46,170,138)	(706,968,671)	(38,803,235)	(598,009,541)
Net increase (decrease)	3,889,863	$58,254,258	(17,213,678)	$(265,013,374)

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended September 30, 2006 (excluding short-term investments, options and short positions) aggregated $4,812,822,132 and $4,897,945,142, respectively. There were no purchases or sales of U.S. Government Securities.

At September 30, 2006, the components of accumulated losses on a tax basis were as follows:

Cost of Investments	$1,529,717,484
Gross unrealized appreciation	55,331,689
Gross unrealized depreciation	(31,429,571)
Net unrealized appreciation	$23,902,118
Undistributed ordinary income	$62,186,463
Undistributed long-term capital gain	—
Total distributable earnings	$62,186,463
Other accumulated losses	(74,424,789)
Total accumulated gains	$11,663,792
The tax components of dividends paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

	2006	2005
Ordinary Income	$70,500,197	$21,503,754
Long-Term Capital Gains	$ —	$ —
The Fund incurred a post-October capital loss of $47,401,581, which is deferred for tax purposes until the next fiscal year.

For the fiscal year ended September 30, 2006 certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 9.04% for the Fund (unaudited).

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended September 30, 2006 was 5.20% for the Fund (unaudited).

Additional Information Applicable to Foreign Shareholders Only:

The Fund hereby designates 6.38% of its ordinary income distributions for the 2006 fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) (unaudited).

The Fund hereby designates 98.95% of its ordinary income distributions for the 2006 fiscal year as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) (unaudited).

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 6 — OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the year ended September 30, 2006, were as follows:
	Premium Amount	Number of Contracts
Options outstanding at September 30, 2005	$23,611,205	109,602
Options written	78,596,833	373,292
Options closed	(28,697,501)	(117,562)
Options exercised	(43,185,058)	(165,874)
Options expired	(20,146,939)	(156,848)
Options outstanding at September 30, 2006	$10,178,540	42,610

Note 7 — DISTRIBUTION PLAN

The Fund has adopted an Amended and Restated Plan of Distribution (the "Plan") dated July 19, 2005, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2006, the Fund incurred $2,893,766 pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 8 — CREDIT FACILITY

Custodial Trust Company has made available to the Fund a $400 million credit facility (subject to increase under certain conditions) pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequent amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months’ prior notice. For the period October 1, 2005 to September 30, 2006, the interest rate on the outstanding principal amount was the Federal Funds Rate plus 0.75% (weighted average rate of 4.86% was paid on the loan during the year ended September 30, 2006). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended September 30, 2006, the Fund had an outstanding average daily balance of $79,878,104. The maximum amount outstanding during the year ended September 30, 2006, was $355,058,000. At September 30, 2006, the Fund had a loan payable balance of $0. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 9 — FORWARD CURRENCY EXCHANGE CONTRACTS

At September 30, 2006, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized appreciation of $516,925 is included in the net unrealized appreciation (depreciation) section of the Statement of Assets and Liabilities. The terms of the open contracts are as follows:

Settlement	Currency to		U.S. $ Value at	Currency to		U.S. $ Value at
Date	be Delivered		September 30, 2006	be Received		September 30, 2006
10/13/06	7,432,872	British Pounds	$13,918,454	14,055,710	U.S. Dollars	$14,055,710
10/23/06	1,075,371	British Pounds	2,013,879	2,033,043	U.S. Dollars	2,033,043
10/27/06	35,711,500	Canadian Dollars	31,983,465	32,006,990	U.S. Dollars	32,006,990
10/27/06	12,361,718	Euros	15,698,804	15,772,316	U.S. Dollars	15,772,316
10/31/06	13,593,610	Euros	17,267,153	17,289,143	U.S. Dollars	17,289,143
11/17/06	4,333,550	Euros	5,509,849	5,521,273	U.S. Dollars	5,521,273
11/24/06	5,861,720	Euros	7,455,720	7,526,426	U.S. Dollars	7,526,426
11/29/06	10,486,000	Euros	13,332,865	13,352,872	U.S. Dollars	13,352,872
01/19/07	57,124,218	Swiss Francs	46,202,494	46,341,835	U.S. Dollars	46,341,835
			$153,382,683			$153,899,608

Note 10 — SWAP CONTRACTS

Equity Swaps
The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 10 — SWAP CONTRACTS (Continued)

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2006, the Fund had the following open equity swap contracts:

			Unrealized Appreciation
Termination Date	Security	Shares	(Depreciation)
09/15/07	CSG ADR	(10,000)	7,400
09/13/07 - 09/29/07	CIE Generale de Geophysique SA	(9,600)	1,705
06/17/07 - 08/14/07	Enodis Plc	3,707,436	(603,799)
09/03/07	Signet Plc	814,675	(105,419)
08/03/07 - 09/01/07	Signet Plc October Call	(631,400)	(4,356)
			$(704,469)
Credit Default Swaps
The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity, typically corporate issues, on its obligation. The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations. The Fund may purchase credit protection on the referenced entity of the credit default swap (‘‘Buy Contract’’) or provide credit protection on the referenced entity of the credit default swap (‘‘Sale Contract’’).

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability of counterparties to perform. The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

					Unrealized
Expiration		Buy/Sell	Pay/Receive	Notional	Appreciation
Date	Security	Protection	Fixed Rate	Amount	(Depreciation)
06/20/11	Dow Jones CDX	Buy	0.40%	$467,380,589	$(725,578)
	North American
	Investment Grade

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2006

Note 11 — NEW ACCOUNTING STANDARDS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more likely than not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact on the financial statements has not yet been determined.

In September 2006, FASB issued its new Standard No. 157, Fair Value Measurements ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Note 12 — TRANSACTIONS WITH AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if the Fund owns 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of the Fund. During the period October 1, 2005 - September 30, 2006 the Fund owned the following positions in such companies for investment purposes only:

	Share			Share		Realized
	Balance at			Balance at	Value at	Gains
Issuer Name	Oct. 1, 2005	Purchases	Sales	Sept. 30, 2006	Sept. 30, 2006	(Losses)
Lin TV Corp. - Class A*	1,541,200	57,000	757,000	841,200	$6,544,536	$(9,047,618)
Price Communications
Corporation	3,615,898	1,002,300	167,500	4,450,698	85,898,471	858,750
						$(8,188,868)
* Issuer was not an affiliate as of September 30, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Merger Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, of options written, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
November 17, 2006

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios	Other
	Positions (s)	Office and		in Fund Complex	Directorships
	Held with	Length of	Principal Occupation	Overseen by	Held by Officer
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee **	or Trustee
Frederick W. Green*	President	Indefinite;	President of	2	None
Westchester Capital	and	since 1989	Westchester Capital
Management, Inc.	Trustee		Management, Inc.,
100 Summit Lake Drive			the Fund’s Adviser.
Valhalla, NY 10595
Age: 59
Bonnie L. Smith	Vice	One-year	Vice President of	N/A	None
Westchester Capital	President,	term;	Westchester Capital
Management, Inc.	Secretary	since 1989	Management, Inc.,
100 Summit Lake Drive	and		the Fund’s Adviser.
Valhalla, NY 10595	Treasurer
Age: 58
James P. Logan, III	Independent	Indefinite;	President of Logan-	2	None
Logan-Chace, LLC	Trustee	since 1989	Chace, LLC, an
420 Lexington Avenue			executive search firm.
New York, NY 10017			Chairman of J.P.
Age: 70			Logan & Company.
Michael J. Downey	Independent	Indefinite;	Managing Partner of	2	Chairman and
c/o Westchester Capital	Trustee	since 1995	Lexington Capital		Director of The
Management, Inc.			Investments.		Asia Pacific
100 Summit Lake Drive			Consultant and		Fund, Inc.;
Valhalla, NY 10595			independent financial		Director of the
Age: 62			adviser since July		AllianceBernstein
			1993.		core mutual fund
group.
Roy D. Behren	Chief	One-year	Analyst and Trader	N/A	Director of
Westchester Capital	Compliance	term;	for Westchester		Redback
Management, Inc.	Officer	since 2004	Capital Management,		Networks Inc.
100 Summit Lake Drive			Inc., the Fund’s Adviser.
Valhalla, NY 10595
Age: 46

*	Denotes a trustee who is an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Adviser.
**	The Fund Complex consists of the Fund and The Merger Fund VL.

The Merger Fund
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies during the period ended June 30, 2006 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser
Westchester Capital Management, Inc.
100 Summit Lake Drive
Valhalla, NY 10595
(914) 741-5600

Administrator, Transfer Agent, Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 343-8959

Trustees
Frederick W. Green
Michael J. Downey
James P. Logan, III

Executive Officers
Frederick W. Green, President
Bonnie L. Smith, Vice President,
Treasurer and Secretary
Roy D. Behren, Chief Compliance Officer

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Michael J. Downey and James P. Logan, III are audit committee financial experts and are considered to be independent as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2006	FYE 09/30/2005
Audit Fees	$60,097	$58,450
Audit-Related Fees
Tax Fees	$9,250	$8,600
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. The audit committee approved 100% of the tax services provided by the registrant's principal accountant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Merger Fund____________

By (Signature and Title)_/s/ _Frederick W. Green___________________
 Frederick W. Green, President

Date ____11-21-06_______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) _/s/ _ Frederick W. Green __________________
   Frederick W. Green, President

Date_______11-21-06_______

By (Signature and Title) _/s/ _Bonnie L. Smith_____________________
  Bonnie L. Smith, Treasurer

Date________11-21-06_______